CREDIT SUISSE FIRST BOSTON                                    REVISED                                      Exhibit 20        Page 1
                                          Key Bank USA, N.A. Automotive Specialty Finance

                                   MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                    October 1, 1999 through October 31, 1999

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                                                               $110,005,944.94
(B) Class A Noteholders' Percentage                                                                                  67.00%
(C) Original Class A Note Balance                                                                          $ 73,703,000.00
(D) Class A Note Rate                                                                                                 6.35%
(E) Class B Noteholders' Percentage                                                                                  17.00%
(F) Original Class B Note Balance                                                                          $ 18,701,000.00
(G) Class B Note Rate                                                                                                 6.65%
(H) Class C Noteholders' Percentage                                                                                  10.00%
(I) Original Class C Note Balance                                                                          $ 11,000,000.00
(J) Class C Note Rate                                                                                                 7.20%
(K) Class D Certificateholders' Percentage                                                                            6.00%
(L) Original Class D Certificate Balance                                                                   $  6,601,944.94
(M) Class D Certificate Rate                                                                                          0.00%
(N) Servicing Fee Rate                                                                                                3.50%
(O) Original Weighted Average Coupon (WAC)                                                                           20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                                   54.68 months
(Q) Number of Contracts                                                                                              9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                   5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                                   2,200,118.90
    (iii) Initial Deposit                                                                                     1,650,089.17

(S) Noteholders' Percentage                                                                                         94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                             Total Trust
                                                                                                             -----------
(A) Total Portfolio Outstanding                                                                            $ 29,270,571.37
(B) Total Portfolio Pool Factor                                                                                  0.2660817
(C) Class A Note Balance                                                                                   $ 19,285,320.23
(D) Class A Principal Factor                                                                                     0.2616626
(E) Class A Interest Carryover Shortfall                                                                              0.00
(F) Class A Principal Carryover Shortfall                                                                             0.00
(G) Class B Note Balance                                                                                   $  4,893,352.68
(H) Class B Principal Factor                                                                                     0.2616626
(I) Class B Interest Carryover Shortfall                                                                              0.00
(J) Class B Principal Carryover Shortfall                                                                             0.00
(K) Class C Note Balance                                                                                   $  2,878,288.85
(L) Class C Principal Factor                                                                                     0.2616626
(M) Class C Interest Carryover Shortfall                                                                              0.00
(N) Class C Principal Carryover Shortfall                                                                             0.00
(O) Class D Certificate Balance                                                                            $  2,213,609.58
(P) Reserve Account Balance                                                                                   3,186,505.98
(Q) Payahead Account Balance                                                                                    120,290.28
(R) Aggregate Subordinated Servicing Fees to Date                                                                     0.00
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                               0.00
(T) Cumulative Net Losses for All Prior Periods                                                              16,705,684.31
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                             19.79%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                     28.24 months
(W) Number of Contracts                                                                                              4,033

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                      $  1,374,631.75
    (ii)  Interest Payments Received                                                                            456,277.17
    (iii) Repurchased Loan Principal                                                                                  0.00
    (iv)  Repurchased Loan Interest                                                                                   0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                        3,748.13
(C) Amount Applied From Payahead Account                                                                              0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                             19.79%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                 27.32 months
(F) Remaining Number of Contracts                                                                                    3,898
(G) Delinquent Contracts
                                                                                     Contracts                      Amount
                                                                                     ---------                      ------

    (i)   30-59 Days Delinquent                                                       114         2.92%    $    821,845.59    2.99%
    (ii)  60-89 Days Delinquent                                                         0         0.00%               0.00    0.00%
    (iii) 90 Days or More Delinquent                                                    0         0.00%               0.00    0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Aggregate Net Losses for Collection Period                                                             $    176,789.39
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                $    386,866.48
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                        102,365.08
    (iii) Recoveries on Previously Liquidated Contracts                                                         107,712.01
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                     72


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.


/s/ Thomas R. Blend                            Vice-President                                11/10/99
-------------------------------------------------------------                               ------------
Signature                                      Title                                        Date



                                                   REVISED

CREDIT SUISSE FIRST BOSTON                                                                      Exhibit 20             Page 2
                                Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                    October 1, 1999 through October 31, 1999
I. COLLECTIONS
--------------

(A) Principal Payments Received (C(A)i)                                                          $  1,374,631.75
(B) Interest Payments Received (C(A)ii)                                                               456,277.17
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                          210,077.09
(D) Principal on Repurchased Contracts (C(A)iii)                                                            0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                              0.00
                                                                                                -----------------

(F) Total Collections (A+B+C+D+E)                                                                $  2,040,986.01

                                                                                                -----------------

(G) Total Available Amount (F)                                                                   $  2,040,986.01

II. DISTRIBUTIONS
-----------------

(A) Principal Payments Received (C(A)i)                                                          $  1,374,631.75
(B) Principal on Repurchased Contracts (C(A)iii)                                                            0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                         386,866.48
                                                                                                -----------------
(D) Principal Distribution Amount (A+B+C)                                                        $  1,761,498.23


(E) Current Servicing Fee Due                                                                    $     85,372.50
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                   0.00
                                                                                                -----------------
(G) Total Servicing Fees Payable                                                                       85,372.50
(H) Servicing Fees Paid from Collection Account                                                        85,372.50
(I) Reserve Account Draw for Servicing Fees Payable                                                         0.00
(J) Servicing Fee Shortfall                                                                                 0.00
(K) Current Subordinated Servicing Fee                                                                      0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                        0.00

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                          $    102,051.49
    (ii)   Class A Interest Distributable Amount                                                      102,051.49
    (iii)   Class A Monthly Principal Distributable Amount                                          1,180,206.20
    (iv)   Class A Principal Distributable Amount                                                   1,180,206.20
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                        $  1,282,257.69
    (vi) Class A Interest Paid from Collection Account                                                102,051.49
    (vii) Reserve Account Draw for Class A Interest Payable                                      $          0.00
    (viii) Class A Interest Carryover Shortfall                                                  $          0.00
    (ix) Class A Principal Paid from Collection Account                                             1,180,206.20
    (x) Reserve Account Draw for Class A Principal Payable                                                  0.00
    (xi) Class A Principal Carryover Shortfall                                                              0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                          $     27,117.33
    (ii)   Class B Interest Distributable Amount                                                       27,117.33
    (iii)   Class B Monthly Principal Distributable Amount                                            299,459.13
    (iv)   Class B Principal Distributable Amount                                                     299,459.13
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                        $    326,576.46
    (vi) Class B Interest Paid from Collection Account                                                 27,111.79
    (vii) Reserve Account Draw for Class B Interest Payable                                      $          0.00
    (viii) Class B Interest Carryover Shortfall                                                  $          0.00
    (ix) Class B Principal Paid from Collection Account                                               299,459.13
    (x) Reserve Account Draw for Class B Principal Payable                                                  0.00
    (xi) Class B Principal Carryover Shortfall                                                              0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                          $     17,269.73
    (ii)   Class C Interest Distributable Amount                                                       17,269.73
    (iii)   Class C Monthly Principal Distributable Amount                                            176,143.01
    (iv)   Class C Principal Distributable Amount                                                     176,143.01
                                                                                                -----------------

    (v) Total Distributable Amount (i+ii)                                                        $    193,412.74
    (vi) Class C Interest Paid from Collection Account                                                 17,269.73
    (vii) Reserve Account Draw for Class C Interest Payable                                      $          0.00
    (viii) Class C Interest Carryover Shortfall                                                  $          0.00
    (ix) Class C Principal Paid from Collection Account                                               176,143.01
    (x) Reserve Account Draw for Class C Principal Payable                                                  0.00
    (xi) Class C Principal Carryover Shortfall                                                              0.00

(P) Payment of Subordinated Servicing Fees
    (i) Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))             $          0.00
    (ii) Subordinated Servicing Fees Paid from Collection Account and/or Released
         from Reserve Account                                                                               0.00
    (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                   $          0.00

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                $    105,689.89
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                       105,689.89





CREDIT SUISSE FIRST BOSTON                               REVISED                                    Exhibit 20        Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                                MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                      October 1, 1999 through October 31, 1999

III. PAYAHEAD ACCOUNT INFORMATION
---------------------------------

(A) Beginning Period Balance (B(Q))                                                                      $120,290.28
(B) Amounts Applied to Payahead Account (C(B))                                                              3,748.13
(C) Amounts Withdrawn from Payahead Account (C(C))                                                              0.00
                                                                                                    -----------------
(D) Ending Period Balance                                                                                $124,038.41

IV. POOL BALANCES AND PORTFOLIO INFORMATION
-------------------------------------------
                                                                            Begin. of Period         End of Period
                                                                            ----------------         -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                               $29,270,571.37            $27,509,073.14
    (ii)   Total Pool Factor                                                     0.2660817                 0.2500690
    (iii)  Receivables Balance                                               29,270,571.37             27,509,073.14
    (iv)   Prefunding Account Balance                                                 0.00                      0.00
    (v)    Class A Note Balance                                             $19,285,320.23            $18,105,114.03
    (vi)   Class A Principal Factor                                              0.2616626                 0.2456496
    (vii)  Class B Note Balance                                             $ 4,893,352.68            $ 4,593,893.55
    (viii) Class B Principal Factor                                              0.2616626                 0.2456496
    (ix)   Class C Note Balance                                             $ 2,878,288.85            $ 2,702,145.84
    (viii) Class C Principal Factor                                              0.2616626                 0.2456496
    (ix)   Class D Certificate Balance                                      $ 2,213,609.58            $ 2,107,919.69

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                              19.79%                    19.79%
    (ii)  Weighted Average Remaining Maturity (WAM)                                  28.24 months              27.32 months
    (iii) Remaining Number of Contracts                                              4,033                     3,898



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
-------------------------------------------


(A) Beginning RA Balance (B(H))                                                                        $3,186,505.98
                                                                                                                0.00
(B) Draw for Servicing Fee (II(I))                                                                              0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                 0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                 0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                 0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                 0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                  0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                  0.00

(I) Overcollateralization Amount                                                                       $9,403,959.11
(J) Maximum Specified Reserve Balance                                                                   2,975,123.80
(K) Specified Reserve Account Balance                                                                   2,975,123.80

(L) Amount Available for Deposit to the RA                                                                153,366.62
                                                                                                    -----------------

(M) RA Balance Prior to Release                                                                       $ 3,339,872.60
(N) Specified Reserve Account Balance                                                                   2,975,123.80
(O) Reserve Account Release                                                                               364,748.80

(P) Ending Reserve Account Balance                                                                    $ 2,975,123.80


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                       $   176,789.39
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                   $   386,866.48
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                         102,365.08
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                         107,712.01
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                 16,882,473.70

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                   Amount
                                                                                   ---------                   ------

    (i)   30-59 Days Delinquent (C(G)i)                                                114    2.92%   $   821,845.59        2.99%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                 0    0.00%             0.00        0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                           0    0.00%             0.00        0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                            72    1.85%       531,930.78        1.93%



                                                   REVISED


CREDIT SUISSE FIRST BOSTON                                                                              Exhibit 20      Page 4
                                     Key Bank USA, N.A. Automotive Specialty Finance

                                  MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                        October 1, 1999 through October 31, 1999


           VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
           --------------------------------------------------


           (A) Ratio of Net Losses to the Pool Balance as of Each Collection
               Period.
               (i)   Second Preceeding Collection Period                                                            9.21%
               (ii)  Preceeding Collection Period                                                                   9.64%
               (iii) Current Collection Period                                                                      7.25%
               (iv)  Three Month Average (Avg(i,ii,iii))                                                            8.70%

           (B) Ratio of Balance of Contracts Delinquent 60 Days or More and
               Balance of Financed Vehicles Repossessed but not Charged off
               to the Outstanding Pool Balance as of Each Collection Period.
               (i)   Second Preceeding Collection Period                                                            1.91%
               (ii)  Preceeding Collection Period                                                                   1.74%
               (iii) Current Collection Period                                                                      1.93%
               (iv)  Three Month Average (Avg(i,ii,iii))                                                            1.86%

           (C) Cumulative Net Loss Ratio                                                                           15.35%

           (D) Loss and Delinquency Trigger Indicator                                                   Trigger Was Not Hit


           VIII. RECONCILIATION OF COLLECTION ACCOUNT
           ------------------------------------------


           (A) Collection Account Beginning Balance (I(H))                                                   2,040,986.01
           (B) Servicing Fee Paid (II(H))                                                                       85,372.50
           (C) Class A Interest Paid (II(M(vi)))                                                               102,051.49
           (D) Class B Interest Paid (II(N(vi)))                                                                27,117.33
           (E) Class C Interest Paid (II(O(vi)))                                                                17,269.73
           (F) Class A Principal Paid (II(M(ix)))                                                            1,180,206.20
           (G) Class B Principal Paid (II(N(ix)))                                                              299,459.13
           (H) Class C Principal Paid (II(O(ix)))                                                              176,143.01
           (I) Reserve Account Deposit                                                                               0.00
           (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                               0.00
           (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                       105,689.89
           (L) Releases to Seller                                                                              259,058.91





                                                   REVISED
                                                                                                         Exhibit 20       Page 5

                                                 AFG Receivables Trust 1997-A
                                    Monthly Statement to Noteholders and Certificateholders
                                                  Servicer: Key Bank USA, N.A.
                                              Sub Servicer: AutoFinance Group, Inc.
                                             Indenture Trustee: Bankers Trust Company
                                           Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:      October 1, 1999 through October 31, 1999
Distribution Date:      11/15/99
Month:                  29

Statement for Class A, Class B and Class C Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                Per $1,000 of Outstanding
                                                                                                            Class A/Class B/Class C
                                                                                                              Certificate Amount
                                                                                                            -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                 1,180,206.20       61.1971274
          Class B Note  Amount                                                                   299,459.13       61.2096363
          Class C Note  Amount                                                                   176,143.01       61.1971272
          Certificates  Amount                                                                   105,689.89       47.7454989


(ii)  Interest Distribution
          Class A Note  Amount                                                                   102,051.49       5.2916669
          Class B Note  Amount                                                                    27,117.33       5.5416668
          Class C Note  Amount                                                                    17,269.73       5.9999989



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)              27,509,073.14


(iv)   Class A Notes Balance (end of Collection Period)                                       18,105,114.03
        Class A Pool Factor (end of Collection Period)                                            0.2456496
        Class B Notes Balance (end of Collection Period)                                       4,593,893.55
        Class B Pool Factor (end of Collection Period)                                            0.2456496
        Class C Notes Balance (end of Collection Period)                                       2,702,145.84
        Class C Pool Factor (end of Collection Period)                                            0.2456496
        Certificates Balance (end of Collection Period)                                        2,107,919.69



(v)  Basic Servicing Fee                                                                          85,372.50       2.9166667


(vi)   Aggregate Net Losses                                                                      176,789.39


(vii)   Reserve Account Balance after Giving Effect to Payments
             Made on Distribution Date                                                         2,975,123.80
        Specified Reserve Account Balance after Giving Effect to Payments
              Made on Distribution Date                                                        2,975,123.80
        Draws on Reserve Account                                                                       0.00
        Amount Available for Deposits to Reserve Account                                         153,366.62


(viii)  Class A Notes Interest Carryover Shortfall                                                     0.00       0.0000000
         Class B Notes Interest Carryover Shortfall                                                    0.00       0.0000000
         Class C Notes Interest Carryover Shortfall                                                    0.00       0.0000000
         Class A Notes Principal Carryover Shortfall                                                   0.00       0.0000000
         Class B Notes Principal Carryover Shortfall                                                   0.00       0.0000000
         Class C Notes Principal Carryover Shortfall                                                   0.00       0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                       0.00


(x)  Delinquent Contracts
                                                                                            Number                 Balance
                                                                                   ------------------------------------------------
           30-59 Days                                                                                   114             821,845.59
           60-89 Days                                                                                     0                   0.00
           90 Days or More                                                                                0                   0.00


